                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K
                              JOINT CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  JUNE 12, 2001


                              MEDITRUST CORPORATION
                              ---------------------
             (Exact Name of Registrant as specified in its charter)


         DELAWARE                          0-9109                95-3520818
         --------                          -------               ----------
(State or other jurisdiction           (Commission File       (I.R.S. Employer
     of incorporation)                     Number)           Identification No.)


                  909 HIDDEN RANGE, SUITE 600, IRVING, TX 75038
                  ---------------------------------------------
              (Address of principal executive offices and zip code)


                                 (214) 492-6600
                                 --------------
              (Registrant's telephone number, including area code)



                           MEDITRUST OPERATING COMPANY
                           ---------------------------
             (Exact Name of Registrant as specified in its charter)


         DELAWARE                         0-9110                 95-3419438
         --------                         ------                 ----------
(State or other jurisdiction          (Commission File        (I.R.S. Employer
      of incorporation)                   Number)           Identification No.)


                  909 HIDDEN RANGE, SUITE 600, IRVING, TX 75038
                  ---------------------------------------------
              (Address of principal executive offices and zip code)


                                 (214) 492-6600
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     (c)      EXHIBITS.

         EXHIBIT NO.       DESCRIPTION
         ----------        -----------

           99.1 Letter to Trustee proposing amendment and restatement to Sixth Supplemental Indenture dated as of August 12, 1997, by and between Meditrust Corporation, as successor by merger to Meditrust, a Massachusetts business trust, and State Street Bank and Trust Company, as successor trustee (the "Sixth Supplemental Indenture, to the Indenture dated as of July 26, 1995, by and between Meditrust and Fleet National Bank (the "Indenture")

           99.2 Amended and Restated Sixth Supplemental Indenture dated as of June 12, 2001 by and between Meditrust Corporation, as successor by merger to Meditrust, a Massachusetts business trust, and State Street Bank and Trust Company, as successor trustee

ITEM 9.       REGULATION FD DISCLOSURE.
------        ------------------------

On June 12, 2001, Meditrust Corporation amended and restated the Sixth Supplemental Indenture dated as of August 12, 1997, by and between Meditrust Corporation, as successor by merger to Meditrust, a Massachusetts business trust, and State Street Bank and Trust Company, as successor trustee, to the Indenture dated as of July 26, 1995, by and between Meditrust and Fleet National Bank (predecessor trustee).

The letter to the trustee regarding such amendment and restatement is attached hereto as Exhibit 99.1. The Amended and Restated Sixth Supplemental Indenture is attached hereto as Exhibit 99.2.


The information in this report (including the exhibit) is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 11 of the Securities Act of 1933, as amended, or Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such sections. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2001                MEDITRUST CORPORATION



                                    By:   /s/ DAVID L. REA
                                          -------------------------------------
                                          David L. Rea
                                          Chief Financial Officer


                                    MEDITRUST OPERATING COMPANY



                                    By:   /s/ DAVID L. REA
                                          --------------------------------------
                                          David L. Rea
                                          Chief Financial Officer